SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 9, 1999


                          American Pacific Corporation
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(Exact name of registrant as specified in its charter)


     Delaware                   1-8137             59-6490478
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)


3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109
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                     Address of principal executive offices


Registrant's telephone number, including area code: (702) 735-2200

                                      N/A
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(Former name or former address, if changed since last report.)

Item 5.  Other Events.

         The Board of Directors of American Pacific Corporation (the "Corporation") amended the By-laws of the Corporation during the course of a special meeting held on November 9, 1999. The amendments are set forth in their entirety below.

                  1. The following Amendment to the By-laws of the Corporation adds the following Article I, Section 1.9 "Stockholder Proposals", by the addition of the following language:

                  "To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the discretion of the Board of Directors or
(iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder (other than a proposal made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, ("Rule 14a-8")), the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid to the Secretary, not less than 70 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Any such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and in the event that such business includes a proposal to amend either the Articles of Incorporation or By-laws of the Corporation, the language of the proposed amendment, (ii) the name and address of the stockholder proposing such business, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (v) any material interest of the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made in such business and (vi) such other information regarding the proposal as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such a proposal been made by the Board of Directors of the Corporation. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with this Section 1.9 or, alternatively, Rule 14a-8. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures prescribed by these By-laws or Rule 14a-8, as and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this By- law."


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

                  2.       The  following   Amendment  to  the  By-laws  of  the
                           Corporation changes Article II, Section 2.2 by deleting the existing Article II, Section 2.2 in its entirety and replacing it with the following language:

         "Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible to be nominated for election as a director at a meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in these By-laws.

                  Nominations of directors by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation that is in accordance with the procedures for bringing business before the meeting set forth in Article I, Section 1.9 of these By-laws. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice
(i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in these By-laws."

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Pacific Corporation


Dated: November 10, 1999                By: /s/ David Keys
                                            ------------------------------------
                                            Name:   David Keys
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer


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